Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

Buffalo Micro Cap Fund
A series of Buffalo Funds®

Supplement dated January 24, 2013
to the
Prospectus and Statement of Additional Information (“SAI”)
dated June 29, 2012, as supplemented

Effective March 25, 2013, the Board of Trustees of Buffalo Funds (the “Trust”) has approved a change to the name of the Buffalo Micro Cap Fund (the “Micro Cap Fund”).  Effective March 25, 2013, the Micro Cap Fund’s name will be changed to “Buffalo Emerging Opportunities Fund”.

Effective March 25, 2013, the discussion of the Fund’s investment strategy in the prospectus will read as follows:

The Fund invests primarily in domestic common stocks, preferred stocks, convertible securities, warrants and rights of companies that, at the time of purchase by the Fund, have market capitalizations of $1 billion or less.  While the Fund’s investments will consist primarily of domestic securities, the Fund may invest up to 20% of its net assets in sponsored or unsponsored ADRs and securities of foreign companies that are traded on U.S. stock exchanges.

In its selection process for the Fund, the Advisor seeks to identify a broad mix of companies across many industries that are expected to benefit from long-term industry, technological or general market trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.  The Advisor may sell the Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

Please retain this Supplement with your Prospectus and SAI for reference.